                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_]CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2)).

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                           DRCA MEDICAL CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11:/1/

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            DRCA MEDICAL CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 12, 1997

To the Stockholders of DRCA Medical Corporation:

  A Special Meeting of Stockholders (the "Special Meeting") of DRCA Medical Corporation (the "Company") will be held at the Company's corporate offices at 3 Riverway, Suite 1430, Houston, Texas 77056, at 11:00 a.m., local time, March 12, 1997 for the following purposes:

    1. To approve an amendment to the Company's Articles of Incorporation to authorize a change in the Company's name to Integrated Orthopaedics, Inc.; and

    2. To transact such other business as may properly come before the meeting.

  Holders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on February 12, 1997 will be entitled to notice of and vote at the meeting.

                                          By order of the Board of Directors

                                          JEFFERSON R. CASEY, Secretary

Houston, Texas
Dated: February 12, 1997

Please mark, date and sign the enclosed proxy card and return it in the enclosed addressed envelope at your earliest convenience, thereby saving the Company the expense of further solicitation of proxies. Stockholders planning to attend the Special Meeting in person are requested to mark the appropriate box on the enclosed Proxy.

                           DRCA MEDICAL CORPORATION
                            3 RIVERWAY, SUITE 1430
                             HOUSTON, TEXAS 77056

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of DRCA Medical Corporation (the "Company") of the enclosed proxy (the "Proxy") to be used at a Special Meeting of Stockholders (the "Special Meeting") and at any adjournments thereof for the purposes of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting is to be held at the Company's corporate offices at 3 Riverway, Suite 1430, Houston, Texas 77056, at 11:00 a.m., local time, on Wednesday, March 12, 1997. This Proxy Statement and the Proxy were first sent or given to the Company's stockholders on or about February 17, 1997.

  Only stockholders of record on February 12, 1997 (the "record date") are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

  The Proxy, if properly executed and returned, will be voted (or withheld or abstained from voting) according to the choices specified therein. The Proxy will be voted in favor of each proposal described therein unless a choice is indicated to vote against or to abstain from voting on any specific proposal.

  The Proxy may be revoked (i) by providing written notice of such revocation to Continental Stock Transfer & Trust Company, 2 Broadway, 19th Floor, New York, NY 10004, if such notice is received prior to 5:00 P.M., New York City time on Thursday, March 6, 1997, or (ii) by attendance at the meeting and voting in person.

  Stockholders planning to attend the Special Meeting in person are requested to mark the appropriate box on the enclosed Proxy.

                                 VOTE REQUIRED

  The Common Stock and the Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") are the only voting securities of the Company. As of the record date, there were (i) 5,302,474 shares of Common Stock issued and 5,286,032 shares outstanding, and (ii) 25,226 shares of the Series A Preferred Stock issued and outstanding. The presence, in person or by proxy, of a majority of the votes represented by the aggregate of the outstanding shares of Common Stock and Series A Preferred Stock on the record date is necessary to constitute a quorum at the meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock owned on the record date. Each holder of Series A Preferred Stock is entitled to approximately 30.31 votes for each share of Series A Preferred Stock owned on the record date. Assuming the presence of a quorum, the affirmative vote of the holders of at least two-thirds (2/3) of the votes represented by the aggregate of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting is required for the approval of Item 1 set forth in the accompanying Notice. Proxies are being tallied by Continental Stock Transfer & Trust Company for stockholders who are not present at the Special Meeting. A panel of three Judges appointed by the Company will tabulate the shares which are voted by Proxy and in person at the Special Meeting. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast or proposals presented to stockholders, whereas broker non-votes are not counted for the purposes of determining whether a proposal has been approved.

                                    ITEM 1

                             PROPOSED AMENDMENT TO
          ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

  The Board of Directors has approved, and recommends to the shareholders, the adoption of an amendment to the Company's Articles of Incorporation pursuant to which the name of the Company would be changed from "DRCA Medical Corporation" to "Integrated Orthopaedics, Inc." As a result of the Company's sale of its occupational medicine and mobile health testing businesses at the end of 1996, and the Company's plan to focus its physician practice management operations in the area of orthopaedic medicine, the Board of Directors deems the proposed change of the name of the Company to Integrated Orthopaedics, Inc. to be advisable and in the best interests of the Company. Accordingly, the Board of Directors proposes that Article I of the Company's Articles of Incorporation be amended in its entirety to read as follows:

                                   ARTICLE I

  The name of the Corporation is INTEGRATED ORTHOPAEDICS, INC.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

  On February 12, 1997, there was no person who owned of record, and none were known to the Company to own beneficially, more than 5% of the Common Stock, except as set forth below.

                                                       AMOUNT AND
               NAME AND ADDRESS OF                      NATURE OF       PERCENT
                 BENEFICIAL OWNER                   BENEFICIAL OWNER    OF CLASS
               -------------------                 -------------------  --------
Sharon Ann Donovan................................ 1,101,500 shares (a)   20.8%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Jose E. Kauachi................................... 1,371,135 shares (b)   25.2%
 3 Riverway, Suite 1430
 Houston, Texas 77056
William F. Donovan, M.D...........................   284,750 shares (c)    5.2%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Chartwell Capital Investors, L.P..................   763,869 shares (d)   12.6%
 1610 Independent Square
 Jacksonville, Florida 32202

--------
(a) Sharon Ann Donovan, the spouse of William F. Donovan, M.D. (a director of the Company), disclaims any beneficial ownership with respect to securities owned by Dr. Donovan.
(b) Represents 1,196,781 shares of Common Stock presently owned, 750 shares of common stock owned by Mr. Kauachi's wife, and 23,604 shares of common stock owned by Mr. Kauachi's daughter, 100,000 shares of Common Stock which could be acquired upon exercise of Warrants by Mr. Kauachi (which warrants are currently exercisable) and options to purchase 50,000 shares (which options are currently exercisable). Mr. Kauachi disclaims any beneficial ownership with respect to securities owned by his wife and daughter.

(c) Represents 134,750 shares of Common Stock presently owned and 100,000 shares of Common Stock which could be acquired upon exercise of a warrant by Dr. Donovan, (which warrant is currently exercisable) and options to purchase 50,000 shares (which options are currently exercisable). Dr. Donovan disclaims any beneficial ownership with respect to shares of Common Stock owned by Sharon Ann Donovan, his spouse, who has sole voting and investment power as to such shares.
(d) Represents the shares obtainable upon the conversion of 25,226 shares of the Series A Preferred Stock owned by Chartwell Capital Investors, L.P.

MANAGEMENT EQUITY OWNERSHIP

  Listed in the table below are the equity securities beneficially owned as of February 12, 1997, by directors, certain executive officers and directors and executive officers as a group and the percent of class represented by the equity securities owned by each person or group.

                                                       AMOUNT AND
               NAME AND ADDRESS OF                      NATURE OF      PERCENT
                 BENEFICIAL OWNER                  BENEFICIAL OWNER(a) OF CLASS
               -------------------                 ------------------  --------
William F. Donovan, M.D...........................     1,386,250(b)      25.5%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Jose E. Kauachi...................................     1,371,135(c)      25.2%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Victor M. Rivera, M.D.............................      3,998.52(d)         *
 3 Riverway, Suite 1430
 Houston, Texas 77056
Thomas M. Conner..................................         1,837(e)         *
 2509 Duarte Way
 Laguna Beach, California 92651
Ronald E. Pierce..................................        98,600          1.9%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Clifford R. Hinkle................................        15,835(f)         *
 P. O. Box 351
 Tallahassee, Florida 32302
Jefferson R. Casey................................        98,550(g)       1.8%
 3 Riverway, Suite 1430
 Houston, Texas 77056
Directors and Executive Officers as a group (7         2,976,205(h)      52.4%
 persons).........................................

--------
 * Less than one percent
(a) The information as to beneficial ownership has been furnished by the respective directors and officers. Each person or group has sole voting and investment power unless otherwise indicated.
(b) Represents 134,750 shares of Common Stock presently owned, 1,101,500 shares of Common Stock owned by Dr. Donovan's wife, and 100,000 shares of Common Stock which could be acquired upon exercise of a warrant by Dr. Donovan, (which warrant is currently exercisable) and options to purchase 50,000 shares (which options are currently exercisable). Dr. Donovan disclaims any beneficial ownership with respect to shares of Common Stock owned by Sharon Ann Donovan, his spouse, who has sole voting and investment power as to such shares.

(c) Represents 1,196,781 shares of Common Stock presently owned, 750 shares of common stock owned by Mr. Kauachi's wife, and 23,604 shares of common stock owned by Mr. Kauachi's daughter, 100,000 shares of Common Stock which could be acquired upon exercise of Warrants by Mr. Kauachi (which warrants are currently exercisable) and options to purchase 50,000 shares (which options are currently exercisable). Mr. Kauachi disclaims any beneficial ownership with respect to securities owned by his wife and daughter.

(d) Includes (a) 1,661.52 shares of Common Stock (after dilution) which could be acquired upon exercise of warrants and (b) 1,837 shares obtainable upon the exercise of options which are exercisable within 60 days after the record date.

(e) Represents options to purchase 1,837 shares of Common Stock which are exercisable within 60 days after the record date.

(f) Includes (a) 15,000 shares of Common Stock held by Flagler Holdings, Inc. of which Mr. Hinkle exercises sole voting and dispositive powers and (b) 835 shares of Common Stock obtainable upon the exercise of options which are exercisable within 60 days after the record date.

(g) Includes 86,250 shares obtainable upon the exercise of options which are exercisable within 60 days after the record date.

(h) Represents 2,583,785 shares of Common Stock, options to purchase 230,759 shares of Common Stock, and warrants to purchase 201,661.52 shares of Common Stock (which options and warrants are exercisable within 60 days).

                                 OTHER MATTERS

  Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

  The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and also any other nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        JEFFERSON R. CASEY, Secretary

Houston, Texas
February 12, 1997

                            DRCA MEDICAL CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Ronald E. Pierce and Jeff R. Casey, each with full power of substitution, as proxies and authorizes them to vote as designated below, all shares of Common Stock and Series A Cumulative Convertible Preferred Stock of DRCA Medical Corporation (the "Company") owned by the undersigned at the Special Meeting of Stockholders of the Company to be held at the Company's corporate offices at 3 Riverway, Suite 1430, Wednesday, March 12, 1997, at 11:00 a.m. (local time) in Houston, Texas, or any adjournment thereof.

  The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, agents, proxies, the substitutes or any of them may lawfully do by virtue hereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. Amendment of Articles of Incorporation to change the Company's name.

                    [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

2. In their discretion, the proxies are authorized to vote as they deem appropriate upon any other matter that properly may come before the meeting or any adjournment thereof.

                         (Please sign on reverse side)




  This Proxy, when properly executed, will be voted in the manner directed herein by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. If more than one of the proxies designated hereby shall be present in person or by substitution at the Special Meeting, or at any adjournment thereof, the majority of said proxies present and voting, either in person or by substitution, shall exercise all the powers herein given.

                                             DATED: _____________________, 1997

                                             ----------------------------------
                                                        (Signature)

                                             ----------------------------------
                                                        (Signature)

                                             Please date, sign exactly as your
                                             name appears hereon and mail this
                                             proxy card in the enclosed
                                             envelope. No postage is required.
                                             Where there is more than one
                                             owner, each should sign. When
                                             signing as an attorney,
                                             administrator, executor, guardian
                                             or trustee, please add your title
                                             as such. If executed by a
                                             partnership, this proxy should be
                                             signed in the partnership name by
                                             an authorized person. If executed
                                             by a corporation, this proxy
                                             should be signed by a duly
                                             authorized officer.

                                             [_] Please check this box if you
                                              plan on attending the Special
                                              Meeting.

                IMPORTANT: COMPLETE APPROPRIATE FORM ON REVERSE